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                                  EXHIBIT 5(c)

                        Form of Revised Schedule A to the
          Investment Advisory Agreement between BB&T Mutual Funds Group and Branch Banking & Trust
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                                                      Dated:  ____________, 1997

                                     Form of
                                   Schedule A
                                     to the
          Investment Advisory Agreement between BB&T Mutual Funds Group and Branch Banking & Trust Company
                              dated October 1, 1992


Name of Fund                                                           Compensation*
------------                                                           -------------

The BB&T U.S. Treasury Money Market                         Annual rate of forty one-hundredths of
Fund                                                        one percent (.40%) of the BB&T U.S.
                                                            Treasury Money Market Fund's average
                                                            daily net assets.

The BB&T Short-Intermediate U.S.                            Annual rate of sixty one-hundredths of
Government Income Fund                                      one percent (.60%) of the BB&T Short-
                                                            Intermediate U.S. Government Income
                                                            Fund's average daily net assets.

The BB&T Intermediate U.S. Government                       Annual rate of sixty one-hundredths of
Bond Fund                                                   one percent (.60%) of the BB&T
                                                            Intermediate U.S. Government Bond Fund's
                                                            average daily assets.

The BB&T Growth and Income Stock Fund                       Annual rate of seventy-four
                                                            one-hundredths of one percent (.74%) of
                                                            the BB&T Growth and Income Stock Fund's
                                                            average daily net assets.

The BB&T North Carolina Intermediate                        Annual rate of sixty one-hundredths of
Tax-Free Fund                                               one percent (.60%) of the BB&T North
                                                            Carolina Intermediate Tax-Free Fund's
                                                            average daily net assets.


The BB&T Balanced Fund                                      Annual rate of seventy-four
                                                            one-hundredths of one percent (.74%) of
                                                            the BB&T Balanced Fund's average daily
                                                            net assets.

The BB&T Small Company Growth Fund                          Annual rate of one percent (1.00%) of
                                                            the BB&T Small Company Growth Fund's
                                                            average daily net assets.

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
The BB&T International Equity Fund                          Annual rate of one percent (1.00%)of the
                                                            BB&T International Equity Fund's average
                                                            daily assets.

The BB&T Capital Manager Conservative                       Annual rate of twenty-five
Growth Fund                                                 one-hundredths of one percent (.25%) of
                                                            the BB&T Capital Manager Conservative
                                                            Growth Fund's average daily net assets.

The BB&T Capital Manager Moderate                           Annual rate of twenty-five
Growth Fund                                                 one-hundredths of one percent (.25%) of
                                                            the BB&T Capital Manager Moderate Growth
                                                            Fund's average daily net assets.

The BB&T Capital Manager                                    Annual rate of twenty-five
Growth Fund                                                 one-hundredths of one percent (.25%) of
                                                            the BB&T Capital Manager Growth Fund's
                                                            average daily net assets.

The BB&T Prime Money Market Fund                            Annual rate of forty one-hundredths of
                                                            one percent (.40%) of the BB&T Prime
                                                            Money Market Fund's average daily net
                                                            assets.

The BB&T Large Company Growth Fund                          Annual rate of one percent (1.00%) of
                                                            the BB&T Large Company Growth Fund's
                                                            average daily net assets.

The BB&T South Carolina Intermediate                        Annual rate of sixty one-hundredths of
Tax-Free Fund                                               one percent (.60%) of the BB&T South
                                                            Carolina Intermediate Tax-Free Fund's
                                                            average daily net assets.





                                    BB&T MUTUAL FUNDS GROUP

                                    By:
                                       ------------------------------

                                    BRANCH BANKING AND TRUST COMPANY

                                    By:
                                       ------------------------------
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   * All fees are computed daily and paid monthly.